SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                       Date of Report - February 20, 2002



                              CH ENERGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                             0-30512                   14-1804460
----------------------              -----------------       ------------------
State or other                      (Commission File        (IRS Employer
jurisdiction of                      Identification)         Number)
incorporation number

284 South Avenue, Poughkeepsie, New York                  12601-4879
----------------------------------------              ----------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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Item 5.   Other Events.

      1. Election to the Board of Directors. On February 5, 2002, Registrant announced the appointment, effective February 1, 2002, of Steven V. Lant as Chief Operating Officer and his election to its Board of Directors as described in the Press Release of Registrant filed herewith as Exhibit 99 to which reference is made.

      2. Appointment to the Board of Directors. On February 11, 2002, Registrant announced the appointment, effective February 1, 2002, of Steven M. Fetter to its Board of Directors as described in the Press Release of Registrant filed herewith as Exhibit 99 to which reference is made.

        (a)   Exhibits.  See Exhibit Index


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CH ENERGY GROUP, INC.
                                          (Registrant)


                                    By:       /s/ Donna S. Doyle
                                        ---------------------------
                                              DONNA S. DOYLE
                                        Vice President - Accounting
                                               and Controller

Dated:    February 20, 2002



                                       2
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                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   --------------------

   99 (i) 11   Press Release of CH Energy Group,  Inc., issued February 5, 2002, relating to its election of Steven V. Lant to the Board of Directors.

   99 (i) 12   Press Release of CH Energy Group, Inc., issued February 11, 2002, relating to its appointment of Steven M. Fetter to the Board of Directors.






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